Exhibit 99.1 Lincoln Electric Holdings, Inc. Update Morgan Stanley Virtual Laguna Conference September 16, 2020Exhibit 99.1 Lincoln Electric Holdings, Inc. Update Morgan Stanley Virtual Laguna Conference September 16, 2020

Safe Harbor and Regulation G Disclosures Forward-Looking Statements: Statements made during this presentation which are not historical facts may be considered forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied. Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “forecast,” “guidance” or words of similar meaning. For further information concerning issues that could materially affect financial performance related to forward-looking statements, please refer to Lincoln Electric’s quarterly earnings releases and periodic filings with the Securities and Exchange Commission, which can be found on www.sec.gov or on www.lincolnelectric.com. Non-GAAP Measures: Our management uses non-GAAP financial measures in assessing and evaluating the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non- GAAP measures are a supplement to, and not a replacement for, GAAP financial measures. Please refer to the attached schedule for a reconciliation of non-GAAP financial measures to the related GAAP financial measures. 2Safe Harbor and Regulation G Disclosures Forward-Looking Statements: Statements made during this presentation which are not historical facts may be considered forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied. Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “forecast,” “guidance” or words of similar meaning. For further information concerning issues that could materially affect financial performance related to forward-looking statements, please refer to Lincoln Electric’s quarterly earnings releases and periodic filings with the Securities and Exchange Commission, which can be found on www.sec.gov or on www.lincolnelectric.com. Non-GAAP Measures: Our management uses non-GAAP financial measures in assessing and evaluating the Company’s performance, which exclude items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non- GAAP measures are a supplement to, and not a replacement for, GAAP financial measures. Please refer to the attached schedule for a reconciliation of non-GAAP financial measures to the related GAAP financial measures. 2

Operating Globally and Positioned to Respond to COVID-19 Challenges » Remain focused on safety: Implemented CDC and WHO best practice measures to protect employee health – Heightened hygiene and sanitation practices – Social distancing and safety protocols – Maximizing flexible and remote work arrangements » Lincoln facilities are operating as “essential businesses” focused on serving customers – Sufficient inventory levels have been built to maintain high service levels to support a recovery – Reopened our HQ Cleveland facility in Mid-May for customer visits – Launching and investing in new products 3Operating Globally and Positioned to Respond to COVID-19 Challenges » Remain focused on safety: Implemented CDC and WHO best practice measures to protect employee health – Heightened hygiene and sanitation practices – Social distancing and safety protocols – Maximizing flexible and remote work arrangements » Lincoln facilities are operating as “essential businesses” focused on serving customers – Sufficient inventory levels have been built to maintain high service levels to support a recovery – Reopened our HQ Cleveland facility in Mid-May for customer visits – Launching and investing in new products 3

Order Rates Continue to Improve in the Third Quarter (QTD) » Q3: July order rates trended down high-teens percent and August order rates continue to improve » All reportable segments recovering from the April trough » Energy and Heavy Industries sectors are the most challenged » Q2 order rates improved through the quarter from a low -40% April trough (Q2 organic sales performance -24.8%) » Shape of the recovery remains unknown with the risk of new shutdowns 4Order Rates Continue to Improve in the Third Quarter (QTD) » Q3: July order rates trended down high-teens percent and August order rates continue to improve » All reportable segments recovering from the April trough » Energy and Heavy Industries sectors are the most challenged » Q2 order rates improved through the quarter from a low -40% April trough (Q2 organic sales performance -24.8%) » Shape of the recovery remains unknown with the risk of new shutdowns 4

Expanded Our 2020 Cost Reduction Initiatives and Estimated Benefits » Achieved $27 million in cost saving benefits in Q2 and $33 million in H1-2020, primarily from temporary cost reductions Expect $55 to $65 million of » Implemented cost reduction actions: realized cost savings in 2020 – Reduced work hours, overtime, headcount and contractor use – Reduced discretionary spending and travel Approximately 35% of 2020 cost – Suspended new hiring savings are permanent – Initiated five facility rationalizations year to date – Deferring annual wage increases Expect to exit 2020 at $8 to $9 – Limited capital investments to cost savings projects and growth initiatives million in permanent cost savings per quarter » Realized $23.2 million in pre-tax rationalization and asset impairment charges in Q2-2020 5Expanded Our 2020 Cost Reduction Initiatives and Estimated Benefits » Achieved $27 million in cost saving benefits in Q2 and $33 million in H1-2020, primarily from temporary cost reductions Expect $55 to $65 million of » Implemented cost reduction actions: realized cost savings in 2020 – Reduced work hours, overtime, headcount and contractor use – Reduced discretionary spending and travel Approximately 35% of 2020 cost – Suspended new hiring savings are permanent – Initiated five facility rationalizations year to date – Deferring annual wage increases Expect to exit 2020 at $8 to $9 – Limited capital investments to cost savings projects and growth initiatives million in permanent cost savings per quarter » Realized $23.2 million in pre-tax rationalization and asset impairment charges in Q2-2020 5

Solid Balance Sheet and Increased Liquidity in Q2

(Data as of June 30, 2020)

- **Investment grade profile balance sheet**
  - Total debt/EBITDA: 1.97x
  - Net debt[1]/EBITDA: 1.46x
- Total debt: $765M // Net debt: $622M
- Debt Covenant: 3.5x Total Debt/EBITDA[2]
- $700M in private Notes
  - 3.3% interest rate with 14-year tenor
  - First maturity August, 2025
- $25M annual interest expense in 2020

- **Ample Liquidity of $545M as we reduced debt by $83M in Q2**
  - Cash: $143M
  - Available lines of credit: $402M
- Expect continued generation of cash flows from reductions in working capital in 2020
- >100% cash conversion expected in 2020

[1] Net Debt is defined as Total debt *less* Cash and cash equivalents
[2] Debt covenant ratios use a credit agreement adjusted EBITDA definition which differs slightly from standard EBITDA calculations

6

LINCOLN ELECTRIC

A Pioneer with Market-Leading Technology A global manufacturer and market leader with 125 years of expertise. Distinguished by an unwavering commitment to customers, employees and shareholders. » Founded in 1895 » HQ in Cleveland, Ohio, U.S.A. » $3.0B in revenue in 2019 » 59 manufacturing facilities in 18 countries » Market cap of ~$5.4B » Distribution to over 160 countries » Nasdaq Listed: ‘LECO’ » 11,000 employees worldwide 7A Pioneer with Market-Leading Technology A global manufacturer and market leader with 125 years of expertise. Distinguished by an unwavering commitment to customers, employees and shareholders. » Founded in 1895 » HQ in Cleveland, Ohio, U.S.A. » $3.0B in revenue in 2019 » 59 manufacturing facilities in 18 countries » Market cap of ~$5.4B » Distribution to over 160 countries » Nasdaq Listed: ‘LECO’ » 11,000 employees worldwide 7

Lincoln Electric Investment Highlights

Leader in complete solutions and application expertise	Track record of defending margins even in a down cycle	Predictable model enables higher dividend payout	Solid cash conversion ratio	Disciplined capital deployment delivers top quartile returns
#1 Global Provider of Solutions	**13.7%** Adj. Operating Income Margin[1] (5-Yr Average)	**13.6%** CAGR 2011-2020	**101%** 3-Year Avg.	**18.9%** ROIC[1] 3-Year Avg.

LINCOLN ELECTRIC

8

[1] Adjusted operating income margin excludes special items. Please refer to the appendix for definitions and reconciliations of non-GAAP financial measures.

Diversified Products and Reach 1 1 Net Sales by Product Area Net Sales by Segment International 28% Welding Equipment 43% Americas Welding Consumables 11% 61% The Harris (filler metals) Products Group 57% 9 1 Reflects FY2019 revenueDiversified Products and Reach 1 1 Net Sales by Product Area Net Sales by Segment International 28% Welding Equipment 43% Americas Welding Consumables 11% 61% The Harris (filler metals) Products Group 57% 9 1 Reflects FY2019 revenue

Leading Provider Across Diverse End Markets

$22B Global Arc Welding, Brazing & Cutting Industry Market Share Estimates[1]



LECO
Colfax
ITW
Others
Big Bridge
Kobelco
Golden Bridge
Bohler
Panasonic
Fronius
Atlantic
Hypertherm
OTC
Hyundai
Kemppi

Lincoln Electric Revenue Mix by End Market Sector[2]



10% Construction & Infrastructure
33% General Fabrication
22% Energy & Process Industries
18% Heavy Industries[3]
17% Automotive & Transportation

LECO is one of only three global providers to offer a complete solution

[1] Amounts based on Company estimates of the 2018 market and includes sales of equity affiliates
[2] Reflects revenue mix estimates from Lincoln Electric (direct & distributor channels)
[3] Heavy Industries includes heavy fabrication, ship building and maintenance & repair

10

Innovation Drivers

Equipment Efficiency & Proprietary Waveforms





Standard weld start



Weld start using LECO's advanced technologies

Industry-Driven Solutions


HyperFill™
HEAVY FABRICATION


Process Z™ Galvanized Welding
TRANSPORTATION

Industry 4.0 & Data


CHECKPOINT

Automated Joining & Cutting Systems and Cell Components



Automated arc welding, laser, laser hot wire & plasma solutions (flexible & mechanized)

Large-Scale Metal Additive Solutions



Uses robotic arc and laser hot wire additive process

LINCOLN ELECTRIC

11

Innovation Investments Drive Growth

R&D Spend



($ millions)
$55
$45
$35
$25
$15
$5
$(5)
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
$29
$33
$37
$42
$43
$47
$44
$48
$54
$57
1.4%
1.2%
1.3%
1.5%
1.5%
1.9%
2.0%
1.8%
1.8%
1.9%
2.0%
1.5%
1.0%
0.5%
0.0%
R&D Spend
% of Sales

Solid **Vitality Index**[1]

~34% of 2019 consolidated sales from new products

~53% of 2019 equipment sales from new products

New HyperFill™ Process

- Patent-pending dual wire MIG process uses new accessories and software to **increase productivity and simplicity**
- Increases welding **productivity by 50+%**
- Designed for both manual and automated welding operations in general and heavy fabrication applications



Next Generation Engine Drive



LINCOLN

- New **Ranger® 330MPX** engine drive
- **More efficient**: 31% smaller; 25% lighter; 60% quieter vs. prior model
- Quick set up **simplifies the user's experience**
- CrossLinc® **enhances safety and productivity**

[1] Vitality Index reflects percent of product sales from new products in the Company, excluding the International Welding Segment. New products are defined as solutions launched within the last five years and excludes customized automation sales.

12

LINCOLN ELECTRIC

New “Higher Standard 2025” Strategy Builds on Prior Achievements Customer Focused Continued Focus on • Make it easier to do business with us Best-in-Class Financial • Invest in industry segment teams and global weld Performance tech centers to improve engagement Employee Development Sales Growth • Improve opportunities to learn and grow (organic & inorganic) • Expand development programming and employee resource groups Improving Average Operating Income Margin Solutions & Value Through the Cycle • Improve customers’ ability to make their products better, safer and easier 1 Top Quartile ROIC • Target $1B in automation & additive sales by 2025 • Enhance software solutions (IoT, AI) Top Decile Average • Expand differentiated solutions Operating Working 1 Operational Excellence Capital Ratio • Improve our quality, costs & processes 2 • Achieve our environmental, health & safety goals • Maximize the Lincoln Business System • Digitize operations and processes 1 13 Versus proxy peers 2 2025 environmental and safety goals are presented on slide 23 New “Higher Standard 2025” Strategy Builds on Prior Achievements Customer Focused Continued Focus on • Make it easier to do business with us Best-in-Class Financial • Invest in industry segment teams and global weld Performance tech centers to improve engagement Employee Development Sales Growth • Improve opportunities to learn and grow (organic & inorganic) • Expand development programming and employee resource groups Improving Average Operating Income Margin Solutions & Value Through the Cycle • Improve customers’ ability to make their products better, safer and easier 1 Top Quartile ROIC • Target $1B in automation & additive sales by 2025 • Enhance software solutions (IoT, AI) Top Decile Average • Expand differentiated solutions Operating Working 1 Operational Excellence Capital Ratio • Improve our quality, costs & processes 2 • Achieve our environmental, health & safety goals • Maximize the Lincoln Business System • Digitize operations and processes 1 13 Versus proxy peers 2 2025 environmental and safety goals are presented on slide 23

Disciplined M&A is Expanding Growth Opportunities $22 Billion $45 Billion Expanding the Arc Welding, Brazing & market size Cutting potential for Automation & 1 future growth Additive/Surfacing 1 Based on company estimates $715 Million Cumulative M&A Investment 2010 - 2019 9.1% 8.0% Sales growth 5.8% 5.3% 4.9% 4.3% attributed to 4.6% Average 3.2% acquisitions 2.2% 2.0% 1.5% (%) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 14Disciplined M&A is Expanding Growth Opportunities $22 Billion $45 Billion Expanding the Arc Welding, Brazing & market size Cutting potential for Automation & 1 future growth Additive/Surfacing 1 Based on company estimates $715 Million Cumulative M&A Investment 2010 - 2019 9.1% 8.0% Sales growth 5.8% 5.3% 4.9% 4.3% attributed to 4.6% Average 3.2% acquisitions 2.2% 2.0% 1.5% (%) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 14

Focused on Higher Margin Opportunities and Operational Excellence While Mitigating Impact of Lower Demand

Adjusted Operating Income Margin[1,2] vs. Net Sales



$3,000
$2,000
$1,000
$-
15.0%
10.0%
5.0%
0.0%
8.4%
9.8%
11.4%
13.6%
15.3%
14.9%
14.7%
14.0%
14.3%3
13.5%
13.4%
12.9%
11.7%
$1,536
$1,729
$2,070
$2,695
$2,853
$2,853
$2,813
$2,536
$2,275
$2,624
$3,029
$3,003
$1,293
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
H1-2020
Net Sales
Adjusted Operating Income Margin

[1] Adjusted operating income margin excludes special items. Please refer to the appendix for a reconciliation of non-GAAP financial measures.
[2] Adjusted operating income margin results reflect the 2018 reclassification of pension costs, other than service costs, to Other income (expense).
[3] Excluding the Air Liquide Welding acquisition, legacy company adj. operating income margin would have been 14.3% in 2017.
[4] As reference, adjusted operating income margin was 12.2% in 2008.

15

LINCOLN ELECTRIC

Cash Generation a Top Strategic Priority Q2-2020 Strategic Inventory Build Initiated to Service a Recovery Operating Working Capital to Net Cash Flow From Operations 1 Sales Ratio 390 bps reduction ($ in millions) 2010-2019 402 403 23.2% 22.4% 21.0% 20.7% 339 335 329 327 18.8% 311 313 17.6% 17.1% 17.1% 16.8% 16.5% 15.9% 15.6% 250 194 157 152 126 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 H1-20 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2-20 16 1 Operating working capital to net sales ratio is defined as operating working (AR plus Inventory less AP) divided by annualized rolling three months of sale16 s.Cash Generation a Top Strategic Priority Q2-2020 Strategic Inventory Build Initiated to Service a Recovery Operating Working Capital to Net Cash Flow From Operations 1 Sales Ratio 390 bps reduction ($ in millions) 2010-2019 402 403 23.2% 22.4% 21.0% 20.7% 339 335 329 327 18.8% 311 313 17.6% 17.1% 17.1% 16.8% 16.5% 15.9% 15.6% 250 194 157 152 126 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 H1-20 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2-20 16 1 Operating working capital to net sales ratio is defined as operating working (AR plus Inventory less AP) divided by annualized rolling three months of sale16 s.

Predictable Model Enables a Growing Dividend Payout Dividend History $1.96 $1.88 13.4% CAGR $1.56 $1.40 2011 - 2020 $1.28 $1.16 $0.92 $0.80 $0.68 $0.62 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 4.3% Increase in the 2020 Dividend Payout Rate th 24 Consecutive Annual Dividend Increase 17Predictable Model Enables a Growing Dividend Payout Dividend History $1.96 $1.88 13.4% CAGR $1.56 $1.40 2011 - 2020 $1.28 $1.16 $0.92 $0.80 $0.68 $0.62 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 4.3% Increase in the 2020 Dividend Payout Rate th 24 Consecutive Annual Dividend Increase 17

Capital Allocation and 2020 Priority Uses of Cash

Cash Flows From Operations Strong Through the Cycle

($ in millions)



Capital Allocation
Acquisitions, net of cash acquired
Cap Ex
Share Repurchase
Dividend
$201
$44
$72
$42
$43
$108
$25
$38
$45
$167
$19
$61
$40
$47
$221
$66
$66
$37
$52
$342
$135
$53
$81
$73
$346
$53
$76
1
$168
$49
$477
$24
$73
$307
$73
$574
$37
$51
$399
$87
$551
$72
$50
$342
$87
$270
$72
$62
$43
$92
$477
$102
$71
$202
$102
$616
$135
$70
$293
$118
$198
$25
$113
$60
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
H1 2020

($M)	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	H1-20
CFO [2]	$257	$250	$157	$194	$327	$339	$402	$311	$313	$335	$329	$403	$126

» **Cap-ex**: Narrowing spend to cost reduction projects, new products & growth initiatives

» **M&A**: Opportunistic

» **Dividend**: Maintaining program

» **Share repurchases**: Temporarily suspending repurchases

[1] Q1/2013 dividend paid in Q4/2012
[2] CFO is defined as Cash Flows from Operations

18

Disciplined Capital Deployment Delivers Top Quartile Returns 1 Return on Invested Capital 22.9% 21.1% 20.7% 20.2% 19.9% 19.3% 18.6% 2 16.6% 16.6% 16.2% 10.6% 6.3% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2-2020 1 Please refer to the appendix for the definition and reconciliation of this non-GAAP financial measure. 19 2 2016 ROIC reflects the impact of $350 million of senior notes in October 2016. Disciplined Capital Deployment Delivers Top Quartile Returns 1 Return on Invested Capital 22.9% 21.1% 20.7% 20.2% 19.9% 19.3% 18.6% 2 16.6% 16.6% 16.2% 10.6% 6.3% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2-2020 1 Please refer to the appendix for the definition and reconciliation of this non-GAAP financial measure. 19 2 2016 ROIC reflects the impact of $350 million of senior notes in October 2016.

Positioned For Long Term Value Creation

Top Market Position in Arc Welding
- Differentiated by comprehensive product portfolio & automation
- Renowned ***Welding Experts***® with industry-leading engineers

#1 Global Provider

Innovative R&D and Pragmatic M&A Driving Growth
- Focused investments driving higher margins and returns
- ~34% of sales from new products
- M&A initiatives contributing to annual revenue growth

Driving Growth and Richening Mix

Solid Execution Increasing Returns
- Operational excellence is optimizing the cost structure
- Working capital efficiency supporting cash flow generation
- ROIC-driven model

Top Quartile ROIC

Predictable Model Accelerating Shareholder Returns
- Business model resilient through economic cycles
- Strategy improving margin performance vs. 2008 peak
- Dividend increased annually for 24 consecutive years

$1.8B Returned to Shareholders 2015-2019

20

LINCOLN ELECTRIC

Sustainability Overview 21Sustainability Overview 21

Governance Highlights

At Lincoln Electric, we are committed to effective corporate governance and high ethical standards. We adhere to our ethical commitments in every aspect of our business, including our commitments to each other, in the marketplace and in the global, governmental and political arenas. These commitments are spelled out in our Code of Corporate Conduct and Ethics, which applies to all of our employees (including our principal executive and senior financial officers) and Board of Directors.

Lincoln Electric has a solid track record of integrity and corporate governance practices that promote thoughtful management by its officers and Board of Directors facilitating profitable growth while strategically balancing risks to maximize shareholder value.

World's Most Ethical Companies" and "Ethisphere" names and marks are registered trademarks of Ethisphere LLC.

Summary of our Board of Governance Practices and Policies:

Size of Board	11	Number of fully independent Board committees	4	Double-trigger change-in-control provision	Yes
Number of Independent Directors	10	Independent Directors meet without management	Yes	Anti-Hedging and Anti-Pledging Policy	Yes
Average age of Directors	63	Director attendance at Board & committee meetings	>75%	Supplier Code of Conduct	Yes
Percent diverse (independent)	30%	Mandatory retirement age (75)	Yes	Human Rights Policy	Yes
Board meetings held in 2019	5	Stock ownership requirements for Directors	Yes	Anti-Corruption Policy	Yes
New Directors in the last 5 years	3	Annual Board and committee self-assessments	Yes	No Harassment Policy	Yes
Average tenure (years)	12.2	Code of Ethics for Directors, officers & employees	Yes	Environmental, Health & Safety Policy	Yes
Annual election of Directors	Yes	Succession planning and implementation process	Yes	Environmental and Safety goals	Yes
Majority voting policy for Directors	Yes	Environmental, risk management and D&I review	Yes		
Lead Independent Director	Yes	Directors over boarded per ISS or Glass Lewis	No		

For more information, refer to our 2020 Proxy Statement at https://ir.lincolnelectric.com

22

Safety & Environmental Goals and Performance

	Safety	GHG Emissions	Energy Intensity	Recycling & Landfill Avoidance	Water Use
2020 Goal (vs. 2011)	**75%** reduction of DART rate	**15%** reduction (metric tons CO_2e)	**30%** reduction (Gigajoules per hour worked)	**70%** recycle/reuse rate (All waste materials)	
Achieved 2019 v. 2011	**74.6%** reduction	**25.9%** reduction	**31.7%** reduction	**74.3%** recycle rate **94.8%** landfill avoidance (eligible waste)	**24.1%** reduction
2025 Goal (vs. 2018)	**52%** reduction of TRCR	**10%** reduction (-1.5% YoY)	**16%** reduction (-2.5% YoY)	**80%** recycle rate **97%** landfill avoidance	**14%** reduction (-2.1% YoY)

For definitions and details on our sustainability programs, please visit https://sustainability.lincolnelectric.com

23

LINCOLN ELECTRIC

Contact: Amanda Butler Vice President, Investor Relations & Communications * Amanda_Butler@lincolnelectric.com ) 216.383.2534 24Contact: Amanda Butler Vice President, Investor Relations & Communications * Amanda_Butler@lincolnelectric.com ) 216.383.2534 24

Non-GAAP Financial Measures

Adjusted operating income, Adjusted net income, Adjusted diluted earnings per share, Return on invested capital and EBITDA are non-GAAP financial measures that management believes are important to investors to evaluate and compare the Company's financial performance from period to period. Management uses this information in assessing and evaluating the Company's underlying operating performance. Non-GAAP financial measures should be read in conjunction with the GAAP financial measures, as non-GAAP measures are a supplement to, and not a replacement for, GAAP financial measures.

Reconciliation of Operating Income and Operating Income Margin to Non-GAAP Adjusted Operating Income and Adjusted Operating Income Margin

($ in thousands)

	Period Ended December 31,											
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	H1-2020
Operating income:	115,252	200,182	305,719	376,801	413,705	367,080	324,582	283,614	376,942	$375,539	$370,910	$120,838
Special items:												
Rationalization and asset impairment charges / (gains)	29,897	(384)	282	9,354	8,463	30,053	19,958	-	6,590	25,285	15,188	29,759
(Gains) or losses on asset disposals	-	-	-	-	705	-	-	-	-	-	(3,045)	-
Venezuelan devaluation and deconsolidation charges (gains)	-	3,123	-	1,381	12,198	21,133	27,214	34,348	-	-	-	-
Acquisition transaction costs	-	-	-	-	-	-	-	-	15,002	4,498	1,804	-
Amortization of step up in value of acquired inventories	-	-	-	-	-	-	-	-	4,578	-	3,008	806
Bargain purchase gain	-	-	-	-	-	-	-	-	(49,650)	-	-	-
Adjusted operating income:	$145,149	$202,921	$306,001	$387,536	$435,071	$418,266	$371,754	$317,962	$353,462	$405,322	$387,865	$151,403
Net sales	$ 1,729,285	$ 2,070,172	$ 2,694,609	$ 2,853,367	$ 2,852,671	$ 2,813,324	$ 2,535,791	$2,274,614	$2,624,431	$3,028,674	$3,003,272	$1,292,718
Op income margin	6.7%	9.7%	11.3%	13.2%	14.5%	13.0%	12.8%	12.5%	14.4%	12.4%	12.4%	9.3%
Adjusted operating income margin:	8.4%	9.8%	11.4%	13.6%	15.3%	14.9%	14.7%	14.0%	13.5%	13.4%	12.9%	11.7%

LINCOLN ELECTRIC

Non-GAAP Financial Measures: Return on Invested Capital[1]

($ in thousands)	Period Ended December 31,											
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	TTM Q2-2020
Net income:	$48,576	$130,244	$217,186	$257,411	$293,780	$254,686	$127,478	$198,399	$247,503	$287,066	$293,109	$218,735
Special items:												
Rationalization and asset impairment charges / (gains)	29,897	(384)	282	9,354	8,463	30,053	19,958	-	6,590	25,285	15,188	40,105
(Gains) or losses on asset disposals	(5,667)	-	-	-	705	-	-	-	-	-	(3,554)	-
Loss associated with an acquisition	7,943	-	-	-	-	-	-	-	-	-	-	-
Loss on deconsolidation of Venezuela & devaluation charges	-	3,123	-	1,381	12,198	21,133	27,214	34,348	-	-	-	-
Pension settlement loss (gain)	(2,144)	-	-	-	-	-	142,738	-	8,150	6,686	-	$3,334
Non-controlling interests	601	1,782	-	-	(1,068)	(805)	-	-	-	-	-	-
Acquisition transaction & integration costs	-	-	-	-	-	-	-	-	15,002	4,498	1,804	-
Amortization of step in value of acquired inventories, net of tax	-	-	-	-	-	-	-	-	4,578	-	3,008	2,415
Gain on change in control	-	-	-	-	-	-	-	-	-	-	(7,601)	(7,601)
Bargain purchase gain	-	-	-	-	-	-	-	-	(49,650)	-	-	-
Tax effect of Special items	(6,108)	(5,165)	(4,889)	(2,387)	(890)	861	(57,204)	(8,293)	20,536	(6,896)	(7,386)	(9,374)
Adj. Net income:	$ 73,098	$ 129,600	$ 212,579	$ 265,759	$ 313,188	$ 305,928	$ 260,184	$ 224,454	$252,709	$316,639	$294,568	$247,614
Plus: Interest expense (after-tax)	5,293	4,156	4,164	2,597	1,767	6,439	13,469	11,775	14,947	18,386	19,465	19,348
Less: Interest income (after-tax)	2,150	1,479	1,938	2,471	2,049	1,909	1,675	1,291	2,955	5,206	1,896	1,691
Adjusted net income before tax effected interest	76,241	132,277	214,805	265,885	312,906	310,458	271,978	234,938	264,701	329,819	312,137	265,271
Invested Capital[2]	1,209,392	1,247,183	1,296,620	1,378,596	1,549,775	1,356,435	1,287,073	1,417,799	1,638,720	1,590,252	1,566,348	1,425,525
ROIC:	6.3%	10.6%	16.6%	19.3%	20.2%	22.9%	21.1%	16.6%	16.2%	20.7%	19.9%	18.6%

[1] Return on Invested Capital is defined as rolling 12 months of Adjusted Net Income excluding tax-effected interest income and expense *divided by* Invested Capital.
[2] Invested Capital is defined as Total Debt *plus* Total Equity.

LINCOLN ELECTRIC

Non-GAAP Financial Measures: EBITDA ($ in thousands) Twelve Months Ended June 30, 2020 2019 Net income: $218,735 $314,310 Income taxes 62,955 72,377 Interest expense, net 23,533 19,533 Depreciation and amortization 83,313 75,275 EBITDA $388,536 $481,495 June 30, 2020 June 30, 2019 Total Debt $765,414 $740,568 Total debt / EBITDA 1.97 1.54Non-GAAP Financial Measures: EBITDA ($ in thousands) Twelve Months Ended June 30, 2020 2019 Net income: $218,735 $314,310 Income taxes 62,955 72,377 Interest expense, net 23,533 19,533 Depreciation and amortization 83,313 75,275 EBITDA $388,536 $481,495 June 30, 2020 June 30, 2019 Total Debt $765,414 $740,568 Total debt / EBITDA 1.97 1.54

Non-GAAP Financial Measures

Reconciliation of Diluted Earnings Per Common Share (EPS) to Non-GAAP Diluted Adjusted Net Earnings Per Common Share (Adjusted EPS)

	2009				2010				2011				2012				2013			
	Q1 2009	Q2 2009	Q3 2009	Q4 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Diluted EPS:	$(0.04)	$0.18	$0.15	$0.29	$0.28	$0.38	$0.38	$0.49	$0.55	$0.68	$0.66	$0.68	$0.76	$0.79	$0.77	$0.74	$0.80	$0.87	$0.80	$1.07
Special items:																				
Rationalization and asset impairment charges / (gains)	0.09	0.08	0.07	0.04	0.01	(0.04)	-	0.02	-	-	-	-	-	0.01	0.03	0.05	0.01	0.04	0.06	0.02
Pension settlement gain	-	(0.02)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
(Gains) or losses on asset disposals	-	(0.07)	0.09	-	-	0.02	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Discrete tax item	-	-	-	-	-	-	-	(0.06)	(0.06)	-	-	-	-	-	-	-	-	-	-	-
Venezuela devaluation & deconsolidation charges	-	-	-	-	-	0.03	0.01	-	-	-	-	-	-	0.01	-	-	0.11	-	-	-
Adjusted Diluted EPS:	$0.05	$0.17	$0.32	$0.32	$0.28	$0.39	$0.39	$0.45	$0.49	$0.68	$0.66	$0.68	$0.76	$0.81	$0.80	$0.79	$0.92	$0.91	$0.86	$1.09

	2014				2015				2016				2017			
	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Diluted EPS:	$0.69	$0.96	$0.57	$0.96	$0.89	$0.94	$(0.82)	$0.68	$0.76	$0.45	$0.89	$0.81	$0.84	$0.92	$1.59	$0.36
Special items:																
Rationalization and asset impairment charges / (gains)	-	0.01	0.37	-	-	0.01	-	0.07	-	-	-	-	-	-	-	0.09
Acquisition transaction and integration costs	-	-	-	-	-	-	-	-	-	-	-	-	0.04	0.05	0.03	0.05
Bargain purchase gain	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(0.77)	0.02
Venezuela devaluation & deconsolidation charges	0.22	0.04	-	-	-	-	-	-	-	0.48	-	-	-	-	-	-
Pension settlement charges	-	-	-	-	-	-	1.71	-	-	-	-	-	-	-	0.05	0.03
Discrete tax item	-	-	-	-	-	-	-	-	-	(0.10)	-	-	-	-	-	-
Tax effect of Special items	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	0.43
Adjusted Diluted EPS:	$0.91	$1.01	$0.94	$0.96	$0.89	$0.95	$0.89	$0.75	$0.76	$0.83	$0.89	$0.81	$0.88	$0.97	$0.93	$1.01

LINCOLN ELECTRIC

Non-GAAP Financial Measures

Reconciliation of Diluted Earnings Per Common Share (EPS) to Non-GAAP Diluted Adjusted Net Earnings Per Common Share (Adjusted EPS)

	2018				2019				2020	
	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Diluted EPS:	$0.92	$1.04	$1.07	$1.35	$1.12	$1.36	$1.17	$1.03	$0.91	$0.45
Special items:										
Rationalization and asset impairment charges	0.12	0.17	0.04	0.01	0.05	0.02	0.02	0.14	0.11	0.31
Acquisition transaction and integration costs	0.02	0.01	0.01	0.01	0.01	0.01	-	-	-	-
Bargain purchase gain	-	-	-	-	-	-	-	-	-	-
Pension settlement charges	0.01	-	0.07	0.03	-	-	-	-	-	0.04
Amortization of step up in value of acquired inventories	-	-	-	-	-	0.02	0.03	-	0.01	-
(Gains) or losses on asset disposals	-	-	-	-	-	(0.06)	-	-	-	-
Gain on change of control	-	-	-	-	-		(0.12)	-	-	-
Tax effect of Special items	0.03	-	0.02	(0.11)	(0.01)	(0.07)	(0.01)	(0.02)	(0.03)	-
Adjusted Diluted EPS:	$1.10	$1.22	$1.21	$1.29	$1.17	$1.28	$1.09	$1.15	$1.00	$0.80

LINCOLN ELECTRIC

Diluted Earnings Per Share Progression $800 1.59 $1.50 1.36 1.35 1.29 $700 1.22 1.28 1.17 1.21 1.17 1.15 1.10 1.09 1.09 1.01 1.01 1.12 1.00 1.07 1.07 0.97 0.940.96 1.01 0.92 1.04 $1.00 $600 0.91 0.91 0.88 1.03 0.89 0.89 0.86 0.96 0.89 0.94 0.81 0.92 0.79 0.83 0.92 0.77 0.76 0.80 0.87 0.75 0.84 0.76 0.81 0.91 0.80 0.80 0.68 0.79 0.66 0.74 $500 0.68 0.55 0.69 0.66 0.68 0.50 0.49 0.57 $0.50 0.39 0.39 0.45 0.36 0.45 0.32 0.39 0.45 0.32 $400 0.29 0.38 0.38 0.17 0.29 0.28 0.05 0.15 $300 $0.00 -0.04 $200 -$0.50 $100 -0.82 $0 -$1.00 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2020 2010 2011 2018 2019 2009 2012 2013 2014 2015 2016 2017 Adjusted EPS EPS Sales - Adjusted EPS excludes special items. Please refer to the appendix for a reconciliation of non GAAP financial measures.Diluted Earnings Per Share Progression $800 1.59 $1.50 1.36 1.35 1.29 $700 1.22 1.28 1.17 1.21 1.17 1.15 1.10 1.09 1.09 1.01 1.01 1.12 1.00 1.07 1.07 0.97 0.940.96 1.01 0.92 1.04 $1.00 $600 0.91 0.91 0.88 1.03 0.89 0.89 0.86 0.96 0.89 0.94 0.81 0.92 0.79 0.83 0.92 0.77 0.76 0.80 0.87 0.75 0.84 0.76 0.81 0.91 0.80 0.80 0.68 0.79 0.66 0.74 $500 0.68 0.55 0.69 0.66 0.68 0.50 0.49 0.57 $0.50 0.39 0.39 0.45 0.36 0.45 0.32 0.39 0.45 0.32 $400 0.29 0.38 0.38 0.17 0.29 0.28 0.05 0.15 $300 $0.00 -0.04 $200 -$0.50 $100 -0.82 $0 -$1.00 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2020 2010 2011 2018 2019 2009 2012 2013 2014 2015 2016 2017 Adjusted EPS EPS Sales - Adjusted EPS excludes special items. Please refer to the appendix for a reconciliation of non GAAP financial measures.